Exhibit 10.1

STOCK PURCHASE AGREEMENT

between

UNRIVALED BRANDS, INC.

and

VLPS, LLC

dated as of

November 5, 2024

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of November 5, 2024, is entered into between UNRIVALED BRANDS, INC. (“Seller”) and VLPS, LLC (“Buyer”). Each of Seller and Buyer is referred to herein as a “Party” and together as the “Parties”. Capitalized terms used in this Agreement have the meanings given to such terms herein.

RECITALS

A.            Seller owns all of the issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Black Oak Gallery, a California corporation (the “Company”), as of the date of this Agreement.

B.            Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         PURCHASE AND SALE

1.1    Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind, or other encumbrance (each, an “Encumbrance”).

1.2    Purchase Price. The aggregate purchase price for the Shares shall be $2,055,420 less Liabilities (the “Purchase Price”). Buyer shall pay the Purchase Price to Seller pursuant to the terms of Section 1.3.

1.3    Payment of the Purchase Price. In payment of the Purchase Price, at Closing, Buyer shall pay and deliver to Seller an amount equal to the Purchase Price in cash or by wire transfer of immediately available funds to an account that has been designated in writing by Seller.

2.         CLOSING

2.1    Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) remotely by exchange of documents and signatures (or their electronic counterparts). The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. Eastern time on the Closing Date.

2.2    Seller Closing Deliverables. At the Closing, Seller shall deliver to Buyer the following:

(a)    Such agreements, certificates and documents as may be reasonably requested by Buyer to effectuate or evidence the transactions contemplated hereby.

2.3    Buyer Closing Deliverables. At the Closing, Buyer shall deliver the following to Seller:

(a)    The Purchase Price.

(b)    Such other agreements, certificates and documents as may be reasonably requested by Seller to effectuate or evidence the transactions contemplated hereby.

3.         REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article 3 are true and correct as of the Closing Date. For purposes of this Article 3, “Seller’s knowledge,” “knowledge of Seller,” and any similar phrases shall mean the actual or constructive knowledge of Seller, after due inquiry.

3.1    Authority of Seller. Seller has all necessary power and authority, and the full legal capacity, to enter into and deliver this Agreement and each of the other agreements, certificates, instruments and documents contemplated hereby (collectively, the “Transaction Documents”) to which Seller is a party, to carry out the Seller’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and each Transaction Document to which Seller is a party constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

3.2    Organization, Authority, and Qualification of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the state of California and has full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on its business as it has been and is currently conducted.

3.3    Capitalization.

(a)    The authorized shares of the Company consist of (i) 100,000 shares of common stock, par value $0.001 per share, of which 100,000 shares are issued and outstanding, and owned by Seller; and (ii) -0- shares of preferred stock, par value $0.001 per share, of which -0- shares are issued and outstanding, and owned by Seller. All of the outstanding shares of the capital stock of the Company (including the Shares) have been duly authorized, are validly issued, fully paid and nonassessable. Seller is the record and beneficial owner of the Shares, free and clear of all Encumbrances. Upon the transfer, assignment, and delivery of the Shares and payment therefor in accordance with the terms of this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances.

(b)    All of the Shares were issued in compliance with applicable Laws. None of the Shares were issued in violation of any agreement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (each, a “Person”).

(c)    There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the shares of the Company or obligating Seller or the Company to issue or sell any shares of, or any other interest in, the Company. There are no voting trusts, stockholder agreements, proxies, or other agreements to which Seller is a party in effect with respect to the voting or transfer of any of the Shares.

3.4    No Subsidiaries. The Company does not have, or have the right to acquire, an ownership interest in any other Person.

3.5    No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which Seller is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of the Company; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Company; (c) require the consent, notice, or filing with or other action by any Person or require any Permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, “Contracts”), to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrance on any properties or assets of the Company.

(a)    The Company is subject to that certain Management Services Agreement dated as of January 12, 2024 by and Between the Company and Blum Management Holdings, Inc. (“Management Holdings”‐) as amended. It is understood and agreed that Buyer will work in good faith to negotiate the terms of a revised management services agreement with Management Holdings that will continue to exert operational and economic control of the Company.

3.6    Financial Statements. Seller has delivered to Buyer complete copies of the Company’s financial statements consisting of the balance sheet of the Company as of December 31, 2023 and the profit and loss statements for the year ended December 31, 2023 (the “Financial Statements”). The Financial Statements are based on the books and records of the Company, were prepared in accordance with generally accepted accounting principles in the United States, and fairly present the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2023 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date”.

3.7    Undisclosed Liabilities. The Company has $2,055,420 of liabilities due and owing as indicated in the Financial Statements (collectively, “Liabilities”).

3.8    Title, Condition and Sufficiency of Assets.

(a)    The Company has good and valid title to, or a valid leasehold interest in, all property and other assets used by it in the operation of the Company’s business, reflected in the Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold, consumed or otherwise disposed of in the ordinary course of business since the Balance Sheet Date, free and clear of all Encumbrances. Seller does not own or use, or have any rights to own or use, any real or personal property, tangible or intangible, or any other assets, used in the operation of the Company’s business.

(b)    The fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company are in good condition and repair (except for ordinary wear and tear and routine maintenance in the ordinary course of business), are adequate for the purposes for which they are presently used in the conduct of the Company’s business, and comply with all applicable Laws. The fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company currently owned or leased by the Company constitute all of the assets, properties and rights necessary for the operation of the Company’s business as such business is currently conducted.

3.9    [RESERVED]

3.10    Real Property. The Company does not own, and has never owned, any real property.

3.11    Legal Proceedings; Governmental Orders.

(a)    Except as disclosed on Schedule 3.11(a), there are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller’s knowledge, threatened against or by the Company, Seller, or any Affiliate of Seller or the Company: (i) relating to or affecting the Company or any of the Company’s properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. For purposes of this Agreement: (x) “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; and (y) the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other ownership interests, by contract, or otherwise.

(b)    There are no Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

3.12    Compliance with Laws; Permits.

(a)    The Company has complied, and is now complying, with all Laws applicable to it or its business, properties, or assets.

(b)    All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) in order for the Company to conduct its business, have been obtained and are valid and in full force and effect.

3.13    Environmental Matters.

(a)    The terms: (i) “Environmental Laws” means all Laws, now or hereafter in effect, in each case as amended or supplemented from time to time, relating to the regulation and protection of human health, safety, the environment, and natural resources, including any federal, state, or local transfer of ownership notification or approval statutes; and (ii) “Hazardous Substances” means: (A) “hazardous materials,” “hazardous wastes,” “hazardous substances,” “industrial wastes,” or “toxic pollutants,” as such terms are defined under any Environmental Laws; (B) any other hazardous or radioactive substance, contaminant, or waste; and (C) any other substance with respect to which any Environmental Law or Governmental Authority requires environmental investigation, regulation, monitoring, or remediation.

(b)    The Company has complied, and is now complying, with all Environmental Laws. Neither the Company nor Seller has received notice from any Person that the Company, its business or assets, or any real property currently or formerly owned, leased, or used by the Company is or may be in violation of any Environmental Law or any applicable Law regarding Hazardous Substances.

(c)    There has not been any spill, leak, discharge, injection, escape, leaching, dumping, disposal, or release of any kind of any Hazardous Substances in violation of any Environmental Law: (i) with respect to the business or assets of the Company; or (ii) at, from, in, adjacent to, or on any real property currently or formerly owned, leased, or used by the Company.

3.14    [RESERVED]

3.15    [RESERVED]

4.         REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article 4 are true and correct as of the Closing Date.

4.1    Authority of Buyer. Buyer has all necessary power and authority, and the full legal capacity, to enter into and deliver this Agreement and each of the Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and each Transaction Document to which Buyer is a party constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

4.2    No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which Buyer is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (b) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

4.3    Investment Purpose. Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Buyer acknowledges that Seller has not registered the offer and sale of the Shares under the Securities Act or any state securities laws, and that the Shares may not be pledged, transferred, sold, offered for sale, hypothecated, or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

4.4    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

5.         COVENANTS

5.1    Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates and its and their respective directors, officers, employees, consultants, counsel, accountants, and other agents, as applicable (collectively, “Representatives”), to hold in confidence any and all information, in any form, concerning the Company or its business, except to the extent that Seller can show that such information: (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by any obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed; provided, however, Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

5.2    Further Assurances. Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

6.         MISCELLANEOUS

6.1    Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

6.2    Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

6.3    Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

6.4    Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

6.5    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

6.6    Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

6.7    Governing Law. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

6.8    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

SELLER:
UNRIVALED BRANDS, INC.

By:
Name:
Title:

BUYER:
VLPS, LLC

By:
Name:
Title:

A-1

Schedule 3.11(a)

WGS Group, Inc. v. Unrivaled Brands, Inc. - On July 17, 2023, WGS Group, Inc. filed an action against the Company in the Superior Court of California, County of Orange Central Justice Center, alleging claims for damages and declaratory relief, breach of security service agreements, breach of the implied covenant of good faith and fair dealing, quantum meruit, violations of business and professional code sections 17200 Et SEQ., declaratory relief regarding successor-in-interest liability, and declaratory relief regarding ultra vires actions imposing personal liability on chief financial officer. Trial in this matter is set for April 14, 2025. Because no conclusion has been formed as to whether an unfavorable outcome is either probable or remote, no opinion is expressed as to the likelihood of an unfavorable outcome or the amount or range of any possible loss to the Company.

A-2